UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal, Suite 1500 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Supplemental Indenture

On April 25, 2019, Gogo Intermediate Holdings LLC (the “Company”), a direct wholly owned subsidiary of Gogo Inc. (“Gogo”), and Gogo Finance Co. Inc., a direct wholly owned subsidiary of the Company and an indirect wholly owned subsidiary of Gogo (the “Co-Issuer” and, together with the Company, the “Issuers”), entered into the second supplemental indenture (the “Second Supplemental Indenture”) to the indenture governing the Issuers’ 12.500% Senior Secured Notes due 2022 (the “existing notes”), dated as of June 14, 2016, among the Issuers, the guarantors party thereto and U.S. Bank National Association, as trustee and as collateral agent, as amended by the first supplemental indenture, dates as of September 20, 2017, among the Issuers, the guarantors party thereto and U.S. Bank National Association, as trustee (collectively, the “existing notes indenture”). A copy of the Second Supplemental Indenture is attached as Exhibit 4.1 hereto and incorporated herein by reference. The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such document.

9.875% Senior Secured Notes due 2024

On April 25, 2019 (the “Issue Date”), the Issuers issued $905 million aggregate principal amount of their 9.875% senior secured notes due 2024 (the “notes”) under an Indenture, dated as of April 25, 2019 (the “Indenture”), among the Issuers, Gogo, as guarantor, certain subsidiaries of the Company, as guarantors (the “Subsidiary Guarantors” and, together with Gogo, the “Guarantors”), and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”).

Interest on the notes will accrue at the rate of 9.875% per annum and will be payable semi-annually in arrears on May 1 and November 1, commencing on November 1, 2019. The notes mature on May 1, 2024.

The Issuers used a portion of the net proceeds from the issuance of the notes to fund the redemption of all of the outstanding existing notes. The Issuers intend to use the remaining net proceeds for general corporate purposes, including the repurchase, retirement or repayment of Gogo’s 3.75% Convertible Senior Notes due 2020 (the “2020 notes”).

Ranking; Guarantee

The notes are the senior secured indebtedness of the Issuers and are:

•

effectively senior to all of the Issuers’ existing and future senior unsecured indebtedness and the Issuers’ indebtedness secured on a junior priority basis by the same collateral securing the notes, if any, in each case to the extent of the value of the collateral securing the notes;

•

effectively equal in right of payment with the Issuers’ existing and future unsecured indebtedness that is not subordinated in right of payment to the notes and indebtedness secured on a junior priority basis by the same collateral securing the notes, if any, in each case to the extent of any insufficiency in the collateral securing the notes;

•	structurally senior to all existing and future indebtedness of Gogo, including the 2020 notes and Gogo’s 6.00% Convertible Senior Notes due 2022;

•	senior in right of payment to any and all of the Issuers’ future indebtedness that is subordinated in right of payment to the notes; and

•	structurally subordinated to all indebtedness and other liabilities of any non-guarantor subsidiary of Gogo (other than the Issuers).

The notes are guaranteed, on a senior secured basis, by Gogo and all of the Company’s existing and future restricted subsidiaries (other than the Co-Issuer), subject to certain exceptions. Each guarantee is a senior secured obligation of such Guarantor and is:

•

effectively senior in right of payment to all existing and future senior unsecured indebtedness and indebtedness secured on a junior priority basis by the same collateral securing the guarantee, if any, of such Guarantor, in each case to the extent of the value of the collateral securing the guarantee;

•

effectively equal in right of payment with all existing and future unsubordinated indebtedness and indebtedness secured on a junior priority basis by the same collateral securing such guarantee, if any, in each case to the extent of any insufficiency in the collateral securing such guarantee;

•

effectively subordinated to all future ABL Obligations (as defined in the Indenture) of each Guarantor, if any, to the extent of the value of the collateral securing the ABL Priority Collateral (as defined in the Indenture) owned by such Guarantor;

•	senior in right of payment to all existing and future subordinated indebtedness of such Guarantor, if any; and

•	structurally subordinated to all indebtedness and other liabilities of any non-Guarantor subsidiary of such Guarantor (excluding, in the case of Gogo, the Issuers).

Collateral

The notes and the related guarantees are secured by first-priority liens (or to the extent of any future ABL Obligations, second-priority liens on the ABL Priority Collateral), on substantially all of the Issuers’ and the Guarantors’ assets, including pledged equity interests of the Issuers and all of the Company’s existing and future restricted subsidiaries guaranteeing the notes, except for certain excluded assets and subject to permitted liens.

The security interests in certain collateral may be released without the consent of holders of the notes if such collateral is disposed of in a transaction that complies with the Indenture and the Notes Security Documents (as defined below), and if any grantor of such security interests is released from its obligations with respect to the notes in accordance with the applicable provisions of the Indenture and the Notes Security Documents.

In addition, under certain circumstances described in the Indenture and the Notes Security Documents (as defined below), the Company and the Guarantors have the right to transfer certain intellectual property assets that on the Issue Date constitute collateral securing the notes or the guarantees to a restricted subsidiary organized under the laws of Switzerland, resulting in the release of such collateral.

The Indenture permits indebtedness incurred under the ABL Obligations to be secured on a first-priority basis by certain of the same collateral that secures the notes. The form of Crossing Lien Intercreditor Agreement is attached as an exhibit to Exhibit 4.2 hereto and incorporated herein by reference. The foregoing description of the Crossing Lien Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document.

Optional Redemption

On or after May 1, 2021, the Issuers may, at their option, in whole or in part, at any time or from time to time, redeem any of the notes. The notes will be redeemable at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest, if any, to (but not including) the redemption date (subject to the right of holders of record on the relevant regular record date that is on or prior to the redemption date to receive interest due on an interest payment date), if redeemed during the twelve-month period commencing on May 1 of the following years:

Year	Redemption Price
2021	104.938%
2022	102.469%
2023 and thereafter	100.000%

In addition, at any time prior to May 1, 2021, the Issuers may redeem up to 40% of the aggregate principal amount of the notes with the proceeds of certain equity offerings at a redemption price of 109.875% of their principal amount, plus accrued and unpaid interest, if any, to (but not including) the date of redemption; provided, however, that notes representing at least 50% of the principal amount of the notes remain outstanding immediately after each such redemption.

In addition, if the Company receives a certain strategic investment (as defined in the Indenture) at any time prior to May 1, 2020, the Issuers may redeem up to $150 million of the aggregate principal amount of the notes at 103% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to (but not including) the redemption date with the proceeds from such strategic investment.

The Issuers may redeem the notes, in whole or in part, at any time prior to May 1, 2021, at a redemption price equal to 100% of the principal amount of the notes redeemed plus the make-whole premium set forth in the Indenture as of, and accrued and unpaid interest, if any, to (but not including) the applicable redemption date.

In the event that certain taxes are required by law to be withheld or deducted from payments on a guarantee of the notes, a Guarantor will, subject to certain exceptions (including an exception for U.S. federal, state and local withholding taxes), pay such additional amounts that may be necessary so that the net amount received under such guarantee will not be less than the amount that would have been received in the absence of such withholding or deduction. In the event a Guarantor becomes obligated to pay such additional amounts, the Issuers generally will have the right to redeem all, but not less than all, of the notes then outstanding on the terms and subject to the conditions set forth in the Indenture, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and additional amounts, if any, to (but not including) the redemption date.

Covenants

The Indenture contains covenants that, among other things, limit the ability of the Issuers, the Subsidiary Guarantors and, in certain circumstances, Gogo, to: incur more indebtedness; pay dividends, redeem stock or make other distributions; make investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Issuers or make other intercompany transfers; create liens; transfer or sell assets; merge or consolidate; and enter into certain transactions with the Issuers’ affiliates. Most of these covenants will cease to apply for so long as the notes have investment grade ratings from both Moody’s Investment Services, Inc. and Standard & Poor’s.

Change of Control

If Gogo or the Issuers undergo specific kinds of change of control accompanied by a downgrade in the rating of the notes, the Company is required to make an offer to repurchase for cash all of the notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to (but not including) the payment date.

Events of Default

The Indenture provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, and interest on all the then outstanding notes issued under the Indenture to be due and payable immediately.

Copies of the Indenture and the Form of Note are attached as Exhibits 4.3 and 4.4 hereto, respectively, and incorporated herein by reference. The foregoing descriptions of the Indenture and the notes do not purport to be complete and are qualified in their entirety by reference to the full text of such documents.

Notes Security Documents

On the Issue Date, the Issuers and the Guarantors entered into a Collateral Agreement (the “Collateral Agreement”), among the Issuers and the Guarantors, in favor of the Collateral Agent, whereby the Issuers and the Guarantors granted a security interest in substantially all of their assets to secure all obligations of the Issuers and the Guarantors under the notes, the Indenture and the guarantees, as applicable, and a Collateral Agency Agreement (the “Collateral Agency Agreement” and, together with the Collateral Agreement, the “Notes Security Documents”), among the Issuers, the Guarantors, the Collateral Agent and the Trustee. Copies of the Collateral Agreement and the Collateral Agency Agreement are attached as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference. The foregoing descriptions of the Collateral Agreement and the Collateral Agency Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents.

On the Issue Date, Gogo LLC, a subsidiary of the Company and a Subsidiary Guarantor, entered into a Patent Security Agreement in favor of the Collateral Agent and a Copyright Security Agreement in favor of the Collateral Agent, and Gogo LLC and Gogo Business Aviation LLC, a subsidiary of the Company and a Subsidiary Guarantor, entered into a Trademark Security Agreement in favor of the Collateral Agent. Copies of such Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement are attached as Exhibits 10.3, 10.4 and 10.5 hereto, respectively, and incorporated herein by reference. The foregoing descriptions of such Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents.

Item 1.02. Termination of a Material Definitive Agreement.

On April 15, 2019, the Issuers elected to call for redemption in full all $690 million aggregate principal amount outstanding of the existing notes in accordance with the terms of the existing notes indenture. The redemption was conditioned, among other things, upon the incurrence of indebtedness in connection with the offering of the notes described above or from one or more other sources, in an amount satisfactory to the Issuers. On April 25, 2019, the Issuers irrevocably deposited, or caused to be irrevocably deposited, with the Trustee funds solely for the benefit of the holders of the existing notes, cash in an amount sufficient to pay principal, premium, if any, and accrued interest on the notes to, but not including, the date of redemption and all other sums payable under the existing notes indenture. The Trustee executed and delivered an acknowledgement of satisfaction, discharge and release, dated as of April 25, 2019, among other documents, with respect to the satisfaction and discharge of the existing notes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of April 25, 2019, between Gogo Intermediate Holdings LLC, Gogo Finance Co. Inc., Gogo Inc., the Subsidiary Guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Form of Crossing Lien Intercreditor Agreement (included in Exhibit 4.3 hereto).

4.3	Indenture, dated as of April 25, 2019, between Gogo Intermediate Holdings LLC, Gogo Finance Co. Inc., Gogo Inc., the Subsidiary Guarantors party thereto and U.S. Bank National Association, as trustee and collateral agent.

4.4	Form of 9.875% Senior Secured Note due 2024 (included in Exhibit 4.3 hereto).

10.1	Collateral Agreement, dated as of April 25, 2019, among Gogo Intermediate Holdings LLC, Gogo Finance Co. Inc., Gogo Inc. and the Subsidiary Guarantors, in favor of U.S. Bank National Association, as collateral agent.

10.2	Collateral Agency Agreement, dated as of April 25, 2019, among Gogo Intermediate Holdings LLC, Gogo Finance Co. Inc., Gogo Inc., the Subsidiary Guarantors, and U.S. Bank National Association, as trustee and collateral agent.

10.3	Patent Security Agreement, dated as of April 25, 2019, by Gogo LLC, in favor of U.S. Bank National Association, as collateral agent.

10.4	Trademark Security Agreement, dated as of April 25, 2019, among Gogo LLC and Gogo Business Aviation LLC, in favor of U.S. Bank National Association, as collateral agent.

10.5	Copyright Security Agreement, dated as of April 25, 2019, by Gogo LLC, in favor of U.S. Bank National Association, as collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Barry Rowan
Barry Rowan
Chief Financial Officer

Date: April 25, 2019